UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 2006

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-60032                       62-1518973
  (State or other               (Commission                    (IRS Employer
jurisdiction of incorporation)  File Number)             Identification Number)


  1001 Tillman Street, Memphis, Tennessee                            38112
 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On January 5, 2006, Buckeye Technologies Inc. issued a press release announcing the conference call for the second quarter results on Wednesday, January 25, 2006 at 9:30 a.m. CT. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                                  Description
---------     ------------------------------------------------------------------

  99.1        Press Release of Buckeye Technologies Inc. dated January 5, 2006.

                                                                 Exhibit 99.1
News from
[OBJECT OMITTED]


                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.

                             Second Quarter Results

                     We have scheduled a conference call for

                           Wednesday, January 25, 2006
                                9:30 a.m. Central

                Management participating on the call will include

                    David B. Ferraro, Chief Executive Officer
              John B. Crowe, President and Chief Operating Officer Kristopher J. Matula, Exec. Vice President and Chief Financial Officer
            Chad P. Foreman, Treasurer and Investor Relations Manager

 All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetevents.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on these websites through February 24, 2006.

In addition, persons interested in listening by telephone may dial in at (800) 946-0782 within the United States. International callers should dial (719) 457-2657. Participants should call no later than 9:20 a.m. CT.

To listen to the telephone replay of the conference call, dial (888) 203-1112 or
(719) 457-0820. The passcode is 8744797. The telephone replay will be available until midnight February 8, 2006.

A press release will be issued via Business Wire after the market closes on January 24. If you do not receive a copy of this release, please contact Chad Foreman at (901) 320-8828.

We look forward to your participation.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                        BUCKEYE TECHNOLOGIES INC.


                        /S/ KRISTOPHER J. MATULA
                        --------------------------------------
                        Kristopher J. Matula
                        Executive Vice President and Chief Financial Officer January 5, 2006